Exhibit 99.1


                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (this "Agreement") is dated as of May 26, 2010, by and between Alanco Technologies, Inc., an Arizona corporation (the "Company"), and Seaside 88, LP, a Florida limited partnership (such investor, including its successors and assigns, "Seaside").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to Seaside, and Seaside desires to purchase from the Company, up to 1,800,000 shares of Common Stock (as the same may be proportionately adjusted in respect of any stock split, stock dividend, combination, recapitalization or the like) on the Closing Dates;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Seaside agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

                  "3-Day VWAP" means the volume weighted average of actual trading prices measured in hundredths of cents of the Common Stock of the Company on the Trading Market for the three consecutive Trading Days immediately prior to a Subsequent Closing Date.

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.

                  "Closing" means the Initial Closing and each Subsequent
Closing.

                  "Closing Dates" means the Initial Closing Date and each Subsequent Closing Date.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Class A common stock of the Company and any securities into which such common stock may hereafter be reclassified.

                  "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  "Company Counsel" means Steven P. Oman, Esq., or other counsel (including in-house counsel) reasonably acceptable to Seaside.

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                  "DTC" means the Depository Trust Company.

                  "DWAC" means DTC's Deposit Withdrawal Agent Commission system.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Floor" shall mean $0.25 (as the same may be proportionately adjusted in respect of any stock split, stock dividend, combination, recapitalization or the like with respect to the Common Stock).

                  "GAAP" shall have the meaning ascribed to such term in
Section 3.1(h).

                  "Initial Closing" means the closing of the purchase and sale of the Common Stock pursuant to Section 2.1.

                  "Initial Closing Date" means May 27, 2010 or such later date when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to Seaside's obligations to purchase the Shares, and the Company's obligations to issue and deliver the Shares, have been satisfied or waived.

                  "Intellectual Property" shall have the meaning ascribed to such term in Section 3.1(q).

                  "Lien" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

                  "Material Adverse Effect" means any condition, event, change or effect that could reasonably be expected to have a material adverse effect on
(i) the legality, validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business, prospects or financial condition of the Company and its Subsidiaries, taken as a whole, or (iii) the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document, but shall not mean or include any condition, event or change which (1) is or results from events or occurrences relating to the economy in general (including arising from terrorist attacks, acts of war or civil unrest) or the Company's industry in general and not specifically relating to the Company or having a disproportionate impact on the Company, or
(2) results from the announcement of this Agreement or the transactions contemplated hereby or by the other Transaction Documents.

                  "Per Share Purchase Price" shall be the lower of an amount equal to (a) the volume weighted average of actual trading prices measured in hundredths of cents of the Common Stock of the Company on the Trading Market for the ten consecutive Trading Days immediately prior to a Closing Date multiplied by 0.87 and (b) the volume weighted average of actual trading prices measured in hundredths of cents of the Common Stock of the Company on the Trading Market for the Trading Day immediately prior to a Closing Date multiplied by 0.90.

                  "Permits" shall have the meaning ascribed to such term in
Section 3.1(r).

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                  "Person" means an individual or corporation, partnership,
trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus Supplement" means the supplement or supplements to the base prospectus contained in the Registration Statement to be filed in connection with the sale to Seaside, or the resale by Seaside, of the Shares.

                  "Registration Statement" means the registration statement of the Company, Commission File No. 333-163288, as the same may amended from time to time, covering the sale to Seaside, or the resale by Seaside, of the Shares.

                  "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Seaside Party" shall have the meaning ascribed to such term in Section 4.6.

                  "SEC Reports" shall have the meaning ascribed to such term in
Section 3.1(h).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of Common Stock issued or issuable to Seaside pursuant to this Agreement.

                  "Short Sales" shall include, without limitation, all "short sales" as defined in Rule 200 of Regulation SHO of the Exchange Act.

                  "Subsequent Closing" means each closing of the purchase and sale of the Common Stock pursuant to Section 2.2.

                  "Subsequent Closing Date" means the day two weeks subsequent to the prior Closing Date (or, if such day is not a Trading Day, then the first day thereafter that is a Trading Day) commencing two weeks following the Initial Closing Date and ending on or about the date that is 10 weeks subsequent to the Initial Closing, or such later dates when all conditions precedent to Seaside's obligations to purchase the Shares, and the Company's obligations to issue and deliver the Shares, have been satisfied or waived, in each event with respect to such Subsequent Closing.

                  "Subsidiary" shall have the meaning ascribed to such term in
Section 3.1(a).

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                  "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

                  "Trading Market" means whichever of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE Alternext Exchange, the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Bulletin Board.

                  "Transaction Documents" means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 Initial Closing. On the Initial Closing Date, Seaside shall purchase from the Company, and the Company shall issue and sell to Seaside, 300,000 Shares at the Per Share Purchase Price. Upon satisfaction or waiver of the conditions set forth in Sections 2.3, 2.4, 2.5 and 2.6, the Initial Closing shall occur at the offices of White White & Van Etten PC, 55 Cambridge Parkway, Cambridge, MA 02142, or such other location as the parties shall mutually agree.

         2.2 Subsequent Closings. On each Subsequent Closing Date, subject to Section 2.6, Seaside shall purchase from the Company, and the Company shall issue and sell to Seaside, 300,000 Shares (as the same may be proportionately adjusted in respect of any stock split, stock dividend, combination, recapitalization or the like) at the Per Share Purchase Price. Upon satisfaction or waiver of the conditions set forth in Sections 2.3, 2.4, 2.5 and 2.6, each Subsequent Closing shall occur at the offices of White White & Van Etten PC, 55 Cambridge Parkway, Cambridge, MA 02142, or such other location as the parties shall mutually agree. Not more than 1,800,000 shares of Common Stock shall be sold by the Company to Seaside hereunder.

         2.3 Deliveries by the Company. The Company shall deliver or cause to be delivered to Seaside the following:

                  (a) on each Closing Date, 300,000 Shares (as the same may be proportionately adjusted in respect of any stock split, stock dividend, combination, recapitalization or the like), registered in the name of Seaside, via the DTC DWAC system, as specified on the signature pages hereto;

                  (b) on each Closing Date, an officer's certificate of the Company's Chief Executive Officer or Chief Financial Officer in the form of Exhibit A attached hereto; and

                  (c) solely on the Initial Closing Date, a legal opinion of Company Counsel, in the form of Exhibit B attached hereto.

         2.4 Deliveries by Seaside. On each Closing Date, Seaside shall deliver or cause to be delivered to the Company an amount equal to the Per Share Purchase Price for each such Closing multiplied by the number of Shares purchased at such Closing, in each case by wire transfer to the account as specified in writing by the Company, and in each case less the amount due Seaside for reimbursement of its expenses pursuant to Section 5.2 hereof.

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         2.5      Closing Conditions.

                  (a) The obligations of the Company hereunder in connection with each Closing are subject to the satisfaction by Seaside, or waiver by the Company, of the following conditions:

                          (i) the accuracy on the Closing Date of the
representations and warranties of Seaside contained herein;

                          (ii) all obligations, covenants and agreements of
Seaside required to be performed at or prior to the Closing Date shall have been performed;

                          (iii) the delivery by Seaside of the items set forth
in Section 2.4 of this Agreement; and

                          (iv) with respect to any Subsequent Closing, the 3-Day
VWAP shall equal or exceed the Floor as set forth in Section 2.6 of this Agreement.

                  (b) The obligations of Seaside hereunder in connection with each Closing are subject to the satisfaction by the Company, or waiver by Seaside, of the following conditions:

                          (i) the accuracy on the Closing Date of the
representations and warranties of the Company contained herein;

                          (ii) all obligations, covenants and agreements of the
Company required to be performed at or prior to the Closing Date shall have been performed, and all Required Approvals shall have been obtained;

                          (iii) the delivery by the Company of the items set
forth in Section 2.3 of this Agreement;

                          (iv) with respect to any Subsequent Closing, the 3-Day
VWAP shall equal or exceed the Floor as set forth in Section 2.6 of this Agreement;

                          (v) there shall have been no Material Adverse Effect
with respect to the Company since the date hereof that has not been cured by the Company;

                          (vi) the Registration Statement shall be in full force
and effect;

                          (vii) the purchase of Shares at a Subsequent Closing
from the Company shall not cause Seaside's beneficial ownership of the Company's Common Stock, calculated in accordance with Rule 13d-3 promulgated by the Commission, to exceed 10%; and

                          (viii) from the date hereof to each Closing Date,
trading in the Common Stock shall not have been suspended by the Commission and trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been

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established on securities whose trades are reported by such service, or on any
Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Seaside, makes it impracticable or inadvisable to purchase the Shares at the Closing.

         2.6 The Floor. In the event that the 3-Day VWAP does not equal or exceed the Floor as calculated with respect to any such Subsequent Closing Date, then such Subsequent Closing will not occur. In each such event, there will be one fewer Subsequent Closing pursuant to this Agreement and the aggregate number of Shares to be purchased hereunder shall be reduced by 300,000 Shares (as the same may be proportionately adjusted in respect of any stock split, stock dividend, combination, recapitalization or the like) for each such Subsequent Closing that does not occur because the Floor has not been reached.


                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to Seaside as of the date hereof and as of each Closing Date:

                  (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are listed in the Company's most recent Annual Report on Form 10-K as modified by any subsequent SEC Reports filed with the SEC (each a "Subsidiary"). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in a Material Adverse Effect and, to the knowledge of the Company, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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                  (c)     Authorization; Enforcement. The Company has the
requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and its stockholders, and no further action is required by the Company or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares at each Closing and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, violate or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement (written or oral), credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, the Trading Market or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Prospectus Supplement and (ii) any notice filings or SEC Reports as are required to be made following each Closing Date under applicable federal and state securities laws or under applicable rules and regulations of the Trading Market (collectively, the "Required Approvals").

                  (f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

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The issuance by the Company to Seaside, or the resale by Seaside, of the Shares has been registered under the Securities Act and all of the Shares when delivered will be freely transferable and tradable on the Trading Market by Seaside without restriction (other than any restrictions arising solely from an act or omission of Seaside). The Registration Statement is effective and available for the issuance and sale or resale of the Shares thereunder and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The "Plan of Distribution" section under the Registration Statement as supplemented by the Prospectus Supplement permits the issuance and sale or resale of the Shares hereunder.

                  (g) Capitalization. The capitalization of the Company is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as disclosed in the SEC Reports, the issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Seaside) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and requirements of the Trading Market, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale of the Shares, other than the Required Approvals. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  (h) SEC Reports; Financial Statements. The Company has filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it under the Securities Act and the Exchange Act (including all required exhibits thereto), including pursuant to
Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, as the same may be amended, and including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") and any notices, reports or other filings pursuant to applicable requirements of the Trading Market on a timely basis or has received a valid extension of such time of filing, and has filed any such SEC Reports and notices, reports or other filings pursuant to

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applicable requirements of the Trading Market prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements (i) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and (ii) fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

                  (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, except as has been reasonably cured by the Company,
(ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting except as otherwise pursuant to GAAP, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, other than in the ordinary course as required by outstanding preferred stock, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option and incentive plans.

                  (j) Litigation. Except as disclosed in the SEC Reports, there is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which
(i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof (in his or her capacity as such), is or has been the subject of any Proceeding involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been and, to the knowledge of the Company, there is not currently pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act and, to the Company's knowledge, no proceeding for such purpose is pending before or threatened by the Commission.

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                  (k)     Compliance. Neither the Company nor any Subsidiary
(i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, could reasonably be expected to result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority or the Trading Market, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not have a Material Adverse Effect.

                  (l) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof or any Closing Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted (as applicable) to the effect that the Company is not in compliance with the listing or quotation (as applicable) and maintenance requirements of such Trading Market. The Company is, and immediately after the consummation of the transactions contemplated hereby will be, in compliance with all such listing or quotation (as applicable) and maintenance requirements, other than the requirement to maintain a minimum bid price for its Common Stock of at least $1.00.

                  (m)     Intentionally Omitted.

                  (n) Effective Registration Statement. The Registration Statement has been declared effective by the Commission and remains effective as of the date hereof and the Company knows of no reason why the Registration Statement will not continue to remain effective for the foreseeable future. The Company is eligible to use Form S-3 registration statements for the issuance of securities.

                  (o) Acknowledgment Regarding Seaside's Purchase of Shares. The Company acknowledges and agrees that Seaside is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that Seaside is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby and any advice given by Seaside or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to Seaside's purchase of the Shares. The Company further represents to Seaside that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated thereby by the Company and its representatives.

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                  (p)     Approvals. The issuance and listing or quotation (as
applicable) on the Trading Market of the Shares requires no further approvals, including but not limited to, the approval of stockholders.

                  (q) Intellectual Property. The Company possesses such right, title and interest in and to, or possesses legal rights to use, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights ("Intellectual Property") material to the conduct of the Company's business except Intellectual Property the failure of which to possess would not have a Material Adverse Effect. Except as disclosed in the SEC Reports, the Company has not received any notice of infringement, misappropriation or conflict from any third party as to Intellectual Property owned by or exclusively licensed to the Company that has not been resolved or disposed of, which infringement, misappropriation or conflict would if adversely decided have a Material Adverse Effect. To the Company's knowledge, it has not infringed, misappropriated, or otherwise conflicted with the Intellectual Property of any third parties, which infringement, misappropriation or conflict would if adversely decided have a Material Adverse Effect.

                  (r) Permits. The Company has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to own or lease its properties and to conduct its businesses (collectively, "Permits"), except for such Permits the failure of which to possess or obtain would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and has no reason to believe that any such Permit will not be renewed in the ordinary course.

                  (s) Disclosure. The Company confirms that neither the Company nor any officer, director or employee of the Company acting on its behalf (as such term is used in Regulation FD) has provided Seaside or its agents or counsel with any information that constitutes or might reasonably be expected to constitute material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that Seaside will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. None of the representations and warranties of the Company contained herein, nor any statement made by the Company in any disclosure, schedule, exhibit, certificate or other document furnished or to be furnished to Seaside in connection herewith, contains or will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         3.2 Representations and Warranties of Seaside. Seaside hereby makes the representations and warranties set forth below to the Company:

                  (a) Organization; Authority. Seaside is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Florida, with full right, power and authority to own and use its properties and assets and to carry on its business as currently conducted and to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Seaside of the transactions contemplated by this Agreement and each other Transaction Document have been duly authorized by all necessary action on the part of Seaside and no such further action is required. Each Transaction Document to which Seaside is a party has been (or upon delivery will have been) duly executed by Seaside, and, when delivered by Seaside in accordance with the terms thereof, will constitute the valid and legally binding obligation of Seaside, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (b) Experience of Seaside. Seaside, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Seaside is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

                  (c) Short Sales. Seaside has not directly or indirectly executed any Short Sales or other hedging transactions in the securities of the Company through the date hereof.

                                   ARTICLE IV
                        OTHER AGREEMENTS OF THE PARTIES

         4.1 No Transfer Restrictions. Certificates evidencing the Shares shall not contain any legend restricting their transferability by Seaside. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent if required by the Company's transfer agent to effect a transfer of any of the Shares; such opinion shall be provided by the Company's counsel at no expense to Seaside.

         4.2 Furnishing of Information. As long as Seaside owns Shares, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Seaside owns Shares that are "restricted securities" as that term is defined in Rule 144 that it has owned for less than one year in accordance with Rule 144(d), if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Seaside and make publicly available in accordance with Rule 144(c) such information as is required for Seaside to sell the Shares under Rule 144.

         4.3 Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m. Eastern time on the Trading Day following the date hereof, file a Current Report on Form 8-K which attaches as exhibits all agreements relating to this transaction, in each case reasonably acceptable to Seaside and its counsel, disclosing the material terms of the transactions contemplated hereby.

         4.4 Investment Company Act of 1940. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

         4.5 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Seaside or its agents or counsel with any information that the Company believes constitutes material non-public information. The Company understands and confirms that Seaside shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.6      Indemnification of Seaside. Subject to the provisions of this
Section 4.6, the Company will indemnify and hold Seaside, Seaside's Affiliates and their respective directors, officers, stockholders, partners, members, employees and agents (each, a "Seaside Party") harmless from any and all losses, liabilities, obligations, claims, demands, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation reasonably incurred in connection with defending or investigating any suit or action in respect thereof to which any Seaside Party is or may become a party under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, liabilities, obligations, claims, demands, contingencies, damages, costs and expenses arise out of or are based on (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus Supplement, or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company will not be liable in any such case to the extent that any such liability, obligation, claim, demand, contingency, damage, cost or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by and regarding Seaside expressly for inclusion therein. If any action shall be brought against any Seaside Party in respect of which indemnity may be sought pursuant to this Agreement, such Seaside Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Seaside Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Seaside Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Seaside Party. The Company will not be liable to any Seaside Party under this Agreement (x) for any settlement by a Seaside Party effected without the Company's prior written consent, which consent shall not be unreasonably withheld or delayed; or (y) to the extent, but only to the extent, that a loss, liability, obligation, claim, demand, damage, cost or expense is attributable to any Seaside Party's breach of any of the representations, warranties, covenants or agreements made by Seaside in this Agreement or in the other Transaction Documents.

         4.7 Listing or Quotation of Common Stock. The Company hereby agrees to use its best efforts to maintain the listing or quotation (as applicable) of the Common Stock on its current Trading Market. The Company further agrees that, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and will take such other action as is necessary to cause all of the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing or quotation (as applicable) and trading of its Common Stock on each Trading Market on which the Common Stock is listed or quoted (as applicable) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such Trading Market(s).

         4.8 Stockholder Approval. The Company shall not issue shares of Common Stock or Common Stock Equivalents, if such issuance would require stockholder approval pursuant to applicable rules of the Trading Market, unless and until such stockholder approval is obtained.

         4.9 Short Sales. Seaside covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales in the securities of the Company from the date hereof until the final Subsequent Closing contemplated hereby.

         4.10 Prospectus Supplement. The Company will use its best efforts to file the Prospectus Supplement in accordance with the requirements of Rule 424 promulgated under the Securities Act on or before the Initial Closing Date and, if required, before each Subsequent Closing Date.

                                   ARTICLE V
                                 MISCELLANEOUS

         5.1 Termination; Liquidated Damages. This Agreement may be terminated:

                  (a) by Seaside, by written notice to the Company, if the Initial Closing has not been consummated on or before May 31, 2010,

                  (b) by Seaside, immediately upon written notice to the Company, if at any time prior to the final Subsequent Closing Date the Company consummates a financing to which Seaside is not a party, and

                  (c) by the Company, upon at least 3 days' prior written notice to Seaside,

provided, however, that no such termination pursuant to this Section 5.1 will affect the right of any party to sue for any breach by the other party (or parties) and provided, further, that in the event the Company exercises its termination right pursuant to subsection (c) of this Section 5.1 and within six months of such termination initiates another financing having committed funding dates scheduled at pre-determined intervals of between one week and two months then the Company shall be obligated to pay to Seaside liquidated damages in the amount of $500,000 immediately upon the first closing of any such subsequent financing.

         5.2 Fees and Expenses. Except as otherwise set forth in this Agreement and as set forth in this Section 5.2 below, each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the delivery of the Shares. Notwithstanding the foregoing, at the Initial Closing the Company shall reimburse Seaside for the fees and expenses of its counsel, White White & Van Etten PC, in an amount equal to $5,000 and at each Subsequent Closing the Company shall reimburse Seaside for the fees and expenses of its counsel, White White & Van Etten PC, in an amount equal to $2,500. Such legal fees may be withheld by Seaside from the amount to be paid for the Shares purchased at the Initial Closing and any Subsequent Closing.

         5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail or facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail or facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Seaside or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Seaside. Seaside may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

         5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6.

         5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.10 Survival. The representations and warranties herein shall survive the Closings and delivery of the Shares.

         5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email signature page were an original thereof.

         5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Seaside exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Seaside may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Seaside and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of the obligations set forth herein and hereby agree to waive in any such action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.15 Payment Set Aside. To the extent that either party hereto makes a payment or payments to the other party hereto pursuant to any Transaction Document or enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the other party, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.16 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

                            (Signature Pages Follow)

         IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Alanco Technologies, Inc.                  Address for Notice:
                                           -------------------

By:_____________________________________   15575 North 83rd Way
   Name:  Robert R. Kauffman               Suite 3
   Title: Chief Executive Officer          Scottsdale, AZ 85260
                                           Attention: Robert R. Kauffman
                                           Fax:  480-607-1515

With a copy (which shall not constitute
  notice) to:                              8664 E. Chama Road
                                           Scottsdale, AZ 85255
                                           Attention: Steven P. Oman, Esq.
                                           Fax:  480-348-1471


Seaside 88, LP                             Address for Notice:
                                           -------------------

By:  Seaside 88 Advisors, LLC
                                           750 Ocean Royale Way
                                           Suite 805
By:_____________________________________   North Palm Beach, FL 33408
   Name: William J. Ritger                 Attention:  William J. Ritger and
   Title:Manager                           Denis M. O'Donnell, M.D.
                                           Fax:  866-358-6721

With a copy (which shall not constitute
  notice) to:                              White White & Van Etten PC
                                           55 Cambridge Parkway
                                           Cambridge, MA 02142
                                           Attention:  David A. White, Esq.
                                           Fax:  617-225-0205


DWAC Instructions for Common Stock:

DTC # - 0571 -
Account number - G53-1348923

                                    Exhibit A
                                    ---------
                              Officer's Certificate

         In connection with a Closing on the date set forth below pursuant to that certain Common Stock Purchase Agreement dated as of May __, 2010 (the "Agreement") by and between Alanco Technologies, Inc., an Arizona corporation (the "Company") and Seaside 88, LP, a Florida limited partnership ("Seaside"), the undersigned, the duly elected and qualified ________________ of the Company, does hereby certify to the Company as follows:

         (i) all representations and warranties of the Company contained in the Agreement are true and correct in all material respects (without giving effect to any limitation as to "materiality" or "knowledge" set forth therein) on and as of the date hereof as if made on and as of the date hereof (provided that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date);

         (ii) the Company has performed or complied with all of its covenants and agreements contained in the Agreement and required to be performed or complied with by the Company on or before the date hereof; and

         (iii) the Registration Statement has been declared effective by the Commission and remains effective on and as of the date hereof.

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Officer's Certificate to be executed this _____ day of _____________, 2010.


                                                Alanco Technologies, Inc.



                                                By:__________________________
                                                   Name:
                                                   Title:

                                    Exhibit B

         1. The Company is a corporation duly organized under the General Corporation Law of the State of Arizona with corporate power and authority to enter into the Agreement and perform its obligations thereunder. The Company is validly existing and in good standing under the laws of the State of Arizona, the only state where the failure to be so qualified and in good standing could have a Material Adverse Effect.

         2. The execution and delivery of the Agreement and the issuance and sale of the Shares thereunder have been duly authorized by all necessary corporate action of the Company, no further action is required by the Company or its stockholders in connection therewith and the Agreement has been duly executed and delivered by the Company and is enforceable against the Company in accordance with its terms.

         3. We have been advised by the staff of the Commission that the Registration Statement became effective under the Act on December 30, 2009. With your consent, based solely on a telephonic confirmation by a member of the staff of the Commission on ____________, 2010, we confirm that no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission.

         4. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights set forth in the Company's Articles of Incorporation or Bylaws or any agreement known to us or filed as an exhibit to any SEC Report.

         5. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Agreement (including the issuance and sale of the Shares) will not contravene any provision of any statute, law, rule or regulation applicable to the Company, any agreement filed as an exhibit to any SEC Report, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company that is applicable to the Company or its properties.

         6. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental body, regulatory authority or Trading Market is required for the execution, delivery and performance by the Company of its obligations under the Agreement, other than the filing of the Prospectus Supplement and any notice filings as are required to be made following the Closing Date under applicable federal and state securities laws or rules of the Trading Market.

         7. The Company is not, and will not be after consummation of the Agreement, the sale of the Shares to Seaside and the application of the proceeds thereof, an "investment company" as defined in the Investment Company Act of 1940, as amended.